Properties	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Properties
Properties
The cost of properties and related accumulated depreciation consists of the following:

	As of
	December 31, 2011	December 25, 2010
	(In millions)
Land and improvements	$105.4	$102.0
Buildings and improvements	351.9	341.8
Machinery and equipment	1,259.6	1,243.9
Returnable containers	203.2	202.2
Furniture and fixtures	277.4	309.2
Software	112.0	47.9
Natural resource properties	3.0	3.0
Construction in progress	137.7	65.2
Total properties cost	2,450.2	2,315.2
Less: accumulated depreciation	(1,020.1)	(926.5)
Net properties	$1,430.1	$1,388.7

Depreciation expense was $177.0 million, $159.6 million and $167.5 million for fiscal years 2011, 2010 and 2009, respectively. We estimate that the loss, breakage and deterioration of our returnable containers (including returnable bottles, kegs and pallets) is comparable to the depreciation calculated on an estimated useful life of approximately 4 years for returnable bottles, 15 years for returnable kegs and 2 years for pallets. Loss and breakage expense, included in the depreciation expense amounts noted above, was $33.7 million, $31.2 million and $30.3 million for fiscal years 2011, 2010 and 2009, respectively, and is classified within Cost of goods sold in the consolidated statements of operations.
As a result of a fixed asset count performed in Canada, Properties were reduced by $13.9 million in 2011 for a correction of an immaterial error in prior periods. A $7.6 million charge was recognized in Specials as discussed in Note 8, "Special Items" and Goodwill was increased by $6.3 million for the assets identified as not present as of the Merger date as discussed in Note 12, "Goodwill and Intangible Assets."
In the U.K., we own and maintain the dispensing equipment in on-premise retail outlets. Dispensing equipment that transfers the beer from the keg in the cellar to the glass is capitalized at cost upon installation and depreciated on a straight-line basis over lives of up to 7 years, depending on the nature and usage of the equipment. Labor and materials used to install dispensing equipment are capitalized and depreciated over 2 years. Dispensing equipment awaiting installation is held in inventory and valued at the lower of cost or market. Ordinary repairs and maintenance are expensed as incurred.
The following table details the ranges of the useful economic lives assigned to depreciable property, plant and equipment for the periods presented:

Useful Economic Lives as of December 31, 2011
Buildings and improvements	20 - 40 years
Machinery and equipment	3 - 25 years
Furniture and fixtures	3 - 10 years
Returnable containers	2 - 15 years
Software	3 - 5 years